UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

(Amendment No. )

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

ShiftPixy, Inc.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1 Venture, Suite 150, Irvine, CA 92618 Tel (888) 798-9100 www.shiftpixy.com

THIS IS NOT A NOTICE OF AN ANNUAL OR SPECIAL MEETING OF STOCKHOLDERS, AND NO

STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS

DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY, AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

June ___, 2018

Dear Shareholder:

The purpose of this letter is to inform you that effective June 4, 2018, holders of the common stock of ShiftPixy, Inc., a Wyoming corporation (the “Company”) representing in the aggregate 86.80% of the voting capital stock of the Company (the “Consenting Stockholders”), by written consent in lieu of a meeting, as provided under the Wyoming Business Corporation Act (“WBCA”), approved the following corporate action (the “Authorizations”):

RESOLVED, that the undersigned deems it advisable and in the best interests of the Company for the Company to:

(a)	enter into the Securities Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company will sell to a group of investors (“Investors”) Senior Secured Convertible Notes (the “Notes”) and warrants (the “Warrants” and together with the Notes, the “Securities”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) for an aggregate purchase price of $9,000,000, excluding any consideration to be paid in connection with the exercise of the Warrants, and issue the Notes and Warrants to the Investors (the “Financing Transaction”);

(b)	comply with Section 4.11(c) of the Purchase Agreement by arranging for the maintenance of a reserve of at least 9,000,000 shares of Common Stock from its duly authorized shares of Common Stock that will be available for issuance pursuant to the Financing Transaction documents in such amount as may then be required to fulfill the Company’s obligations in full under the Financing Transaction documents; and

(c)	issue, upon the conversion of the Notes and the exercise by the Investors of their respective Warrants, as described in the Purchase Agreement, of additional shares of Common Stock (the “Additional Shares”), recognizing that the total shares issued to effect conversion of the Notes and the exercise by the Investors of their respective Warrants will likely exceed in the aggregate 5,757,255 shares of Common Stock (i.e. be in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date of the Purchase Agreement), subject to adjustment for forward and reverse stock splits, recapitalizations and the like;

FURTHER RESOLVED, that the Company be, and hereby is, authorized to issue the Additional Shares upon the conversion of the Notes and the exercise by the Investors of their respective Warrants, as described in the Purchase Agreement, such that the total shares issued to satisfy conversion of the Notes and the exercise by the Investors of their respective Warrants in the aggregate would exceed 5,757,255 shares of Common Stock (19.99% of the issued and outstanding Common Stock on the closing date under the Purchase Agreement), subject to adjustment for forward and reverse stock splits, recapitalizations and the like.

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In addition, prior to the Authorizations, all of the members of the board of directors (the “Board”) of the Company, by written consent in lieu of a meeting, as provided under the WBCA, provided a similar authorization.

The Financing Transaction closed effective June 4, 2018. The foregoing resolutions are required because under the terms of the Notes and Warrants, the Company will most likely have to issue more than 5,757,255 shares of Common Stock (i.e. more than 19.99% of the issued and outstanding Common Stock on the closing date under the Purchase Agreement).

Under the NASDAQ Listing Rule 5635(d), the Company may not issue shares of Common Stock (or securities convertible into or exercisable for Common Stock) in other than public offerings without stockholder approval if the aggregate number of shares of Common Stock issued would be equal to or greater than 20% of the Company’s issued and outstanding shares of Common Stock as of the date of issuance (the “Exchange Cap”) and the price per share of Common Stock issued is less than the greater of book or market value of such shares of Common Stock.

As a result of the foregoing resolutions, the Company now complies with NASDAQ Listing Rule 5635(d), as these resolutions constitute shareholder approval for the Company to issue shares of Common Stock to the holders of Notes upon conversion and Warrants upon exercise in an amount greater than 5,757,255 shares of Common Stock, (i.e. more than 19.99% of the issued and outstanding Common Stock on the closing date under the Purchase Agreement), even if the price per share of Common Stock issued in connection with the Financing Transaction is less than the greater of book or market value of such shares of Common Stock.

The accompanying Information Statement, which we urge you to read carefully, describes the Authorizations in more detail, and is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the Authorizations may not be effected until at least 20 calendar days after a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Authorizations by filing the Issuer Company Related Action Notification Form no later than 10 days prior to the anticipated effective date of such Authorizations.

BY ORDER OF THE BOARD OF DIRECTORS

June xxx, 2018

/s/ Scott W. Absher
Scott W. Absher, Chief Executive Officer

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SHIFTPIXY, INC.

1 Venture, Suite 150

Irvine CA 92618

888-798-9100

INFORMATION STATEMENT

June ___, 2018

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE

BOARD OF DIRECTORS OF SHIFTPIXY, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This Information Statement is being furnished to the holders of shares of common stock, par value $0.0001 per share (the “Common Stock”), of ShiftPixy, Inc. (the “Company”). This Information Statement is being furnished in connection with the written consent in lieu of a meeting of the holders of a majority of the Company’s issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to the “Company,” “we,” “us” or “our” refer to ShiftPixy, Inc., a Wyoming corporation.

Stockholders of record as of June 12, 2018 (the “Notice Record Date”) are entitled to receive this Information Statement. This Information Statement is being sent to you stockholders on or about June __, 2018.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

On June 4, 2018, holders of common stock of the Company representing in the aggregate 86.80% of the voting capital stock of the Company (the “Consenting Stockholders”) by written consent in lieu of a meeting under the Wyoming Business Corporation Act (“WBCA”), approved the following corporate action:

RESOLVED, that the undersigned deems it advisable and in the best interests of the Company for the Company to:

(a)	enter into the Securities Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company will sell to a group of investors (“Investors”) Senior Secured Convertible Notes (the “Notes”) and warrants (the “Warrants” and together with the Notes, the “Securities”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) for an aggregate purchase price of $9,000,000, excluding any consideration to be paid in connection with the exercise of the Warrants, and issue the Notes and Warrants to the Investors (the “Financing Transaction”);

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(b)	comply with Section 4.11(c) of the Purchase Agreement by arranging for the maintenance of a reserve of at least 9,000,000 shares of Common Stock from its duly authorized shares of Common Stock that will be available for issuance pursuant to the Financing Transaction documents in such amount as may then be required to fulfill the Company’s obligations in full under the Financing Transaction documents; and

(c)	issue, upon the conversion of the Notes and the exercise by the Investors of their respective Warrants, as described in the Purchase Agreement, of additional shares of Common Stock (the “Additional Shares”), recognizing that the total shares issued to effect conversion of the Notes and the exercise by the Investors of their respective Warrants will likely exceed in the aggregate 5,757,255 shares of Common Stock (i.e. be in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date of the Purchase Agreement), subject to adjustment for forward and reverse stock splits, recapitalizations and the like;

FURTHER RESOLVED, that the Company be, and hereby is, authorized to issue the Additional Shares upon the conversion of the Notes and the exercise by the Investors of their respective Warrants, as described in the Purchase Agreement, such that the total shares issued to satisfy conversion of the Notes and the exercise by the Investors of their respective Warrants in the aggregate would exceed 5,757,255 shares of Common Stock (19.99% of the issued and outstanding Common Stock on the closing date under the Purchase Agreement), subject to adjustment for forward and reverse stock splits, recapitalizations and the like.

In addition, prior to the Authorizations, all of the members of the board of directors (the “Board”) of the Company, by written consent in lieu of a meeting, as provided under the WBCA, provided a similar authorization.

The Financing Transaction closed on June 4, 2018.

The foregoing resolutions approved by the Consenting Stockholders were required because under the terms of the Notes and Warrants, the Company may have to issue more than 5,757,255 shares of Common Stock (i.e. more than 19.99% of the issued and outstanding Common Stock on the closing date under the Purchase Agreement).

Under the NASDAQ Listing Rule 5635(d), the Company may not issue shares of Common Stock (or securities convertible into or exercisable for Common Stock) in other than public offerings without stockholder approval if the aggregate number of shares of Common Stock issued would be equal to or greater than 20% of the Company’s issued and outstanding shares of Common Stock as of the date of issuance (the “Exchange Cap”) and the price per share of Common Stock issued is less than the greater of book or market value of such shares of Common Stock.

As a result of the foregoing resolutions, the Company now complies with NASDAQ Listing Rule 5635(d), as these resolutions constitute shareholder approval for the Company to issue shares of Common Stock to the holders of Notes upon conversion and Warrants upon exercise in an amount greater than 5,757,255 shares of Common Stock, (i.e. more than 19.99% of the issued and outstanding Common Stock on the closing date under the Purchase Agreement), even if the price per share of Common Stock issued in connection with the Financing Transaction is less than the greater of book or market value of such shares of Common Stock.

The resolutions of the Consenting Stockholders set forth above are referred to in this Information Statement as the “Authorizations.” In order to obtain the approval of our stockholders contained in the Authorizations, we could have convened a special meeting of our stockholders for the specific purpose of voting on such matters. However, the WGCA and our Articles of Incorporation and by-laws provide that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above Authorizations as quickly as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the holders of a majority of the outstanding shares of our voting capital stock.

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As of the close of business on June 12, 2018 (the “Voting Record Date”), there were issued and outstanding 28,800,676 shares of Common Stock and no other issued and outstanding shares of voting capital stock.

On the Voting Record Date, pursuant to the applicable provisions of the WGCA and our Articles of Incorporation and by-laws, we received a written consent approving the Authorizations from the Consenting Stockholders, who hold an aggregate of 25,000,000 shares of our Common Stock, representing approximately 86.80% of our issued and outstanding shares of Common Stock. Thus, your consent is not required and is not being solicited in connection with the approval of the Authorizations.

The following table sets forth the names of the holders of our Common Stock who consented to the Authorizations (the “Consenting Stockholders”), the number of shares of the Common Stock beneficially owned, directly or indirectly, by the Consenting Stockholders as of the Voting Record Date, the total number of votes in favor of the Authorizations and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Consenting Stockholder	Number of Shares of Common Stock Held	Number of Votes held by such Consenting Stockholder	Number of Votes that Voted in Favor of the Authorizations	Percentage of Voting Equity that Voted in Favor of the Authorizations
Scott W. Absher	12,500,000	12,500,000	12,500,000	43.4%
J. Stephen Holmes	12,500,000	12,500,000	12,500,000	43.4%
Total	25,000,000	25,000,000	25,000,000	86.8%

CORPORATE ACTION TO BE TAKEN

Pursuant to Rule 14c-2 under the Exchange Act, the Authorizations will not be effected until at least 20 calendar days after the mailing of the accompanying Information Statement to the Company’s stockholders.

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QUESTIONS AND ANSWERS ABOUT THE AUTHORIZATIONS

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Authorizations even though your vote is neither required nor requested in order for the Authorizations to become effective.

Q. Why am I not being asked to vote on the Authorizations?

A. The holders of shares comprising a majority of the issued and outstanding shares of voting capital stock have already approved the Authorizations pursuant to a written consent in lieu of a meeting of the Consenting Stockholders. Such approval, together with the approval of the Company’s Board, is sufficient under Wyoming law, and no further approval by our stockholders is required.

Q. Why am I not being asked to vote on the other Authorizations?

A. The adoption of the Authorizations has been approved by written consent of holders of a majority of the outstanding shares of voting capital stock of the Company. In addition, our Board unanimously voted, approved and recommended the adoption of the Authorizations and determined that the Authorizations are advisable to and in the best interests of the Company and its stockholders. Such approvals are sufficient under Wyoming law, and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy, and you are requested not to send us a proxy.

Q. What will I receive if the Authorizations are completed?

A. Nothing.

Q. What do I need to do now?

A Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

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FORWARD-LOOKING STATEMENTS

This Information Statement contains or incorporates both historical and “forward-looking” statements. Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this report reflect our current views with respect to future events and financial performance and are subject to a variety of factors that could cause our actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted or over which the Company has no control. Stockholders should be aware that the occurrence of the events described in this Information Statement or in the documents incorporated herein by reference could have a material adverse effect on our business, operating results and financial condition or ability to consummate the transaction. Examples of these risks include, without limitation the risks disclosed in this Information Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2017.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us, are expressly qualified in their entirety by the foregoing cautionary statements.

AUTHORIZATIONS

General

On June 4, 2018, holders of common stock of the Company representing in the aggregate 86.80% of the voting capital stock of the Company (the “Consenting Stockholders”) by written consent in lieu of a meeting under the Wyoming Business Corporation Act (“WBCA”), approved the following corporate action:

RESOLVED, that the undersigned deems it advisable and in the best interests of the Company for the Company to:

(a)	enter into the Securities Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company will sell to a group of investors (“Investors”) Senior Secured Convertible Notes (the “Notes”) and warrants (the “Warrants” and together with the Notes, the “Securities”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) for an aggregate purchase price of $9,000,000, excluding any consideration to be paid in connection with the exercise of the Warrants, and issue the Notes and Warrants to the Investors (the “Financing Transaction”);

(b)	comply with Section 4.11(c) of the Purchase Agreement by arranging for the maintenance of a reserve of at least 9,000,000 shares of Common Stock from its duly authorized shares of Common Stock that will be available for issuance pursuant to the Financing Transaction documents in such amount as may then be required to fulfill the Company’s obligations in full under the Financing Transaction documents; and

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(c)	issue, upon the conversion of the Notes and the exercise by the Investors of their respective Warrants, as described in the Purchase Agreement, of additional shares of Common Stock (the “Additional Shares”), recognizing that the total shares issued to effect conversion of the Notes and the exercise by the Investors of their respective Warrants will likely exceed in the aggregate 5,757,255 shares of Common Stock (i.e. be in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date of the Purchase Agreement), subject to adjustment for forward and reverse stock splits, recapitalizations and the like;

FURTHER RESOLVED, that the Company be, and hereby is, authorized to issue the Additional Shares upon the conversion of the Notes and the exercise by the Investors of their respective Warrants, as described in the Purchase Agreement, such that the total shares issued to satisfy conversion of the Notes and the exercise by the Investors of their respective Warrants in the aggregate would exceed 5,757,255 shares of Common Stock (19.99% of the issued and outstanding Common Stock on the closing date under the Purchase Agreement), subject to adjustment for forward and reverse stock splits, recapitalizations and the like.

In addition, prior to the Authorizations, all of the members of the board of directors (the “Board”) of the Company, by written consent in lieu of a meeting, as provided under the WBCA, provided a similar authorization.

The Financing Transaction closed on June 4, 2018.

Any issuance of additional shares of Common Stock as a result of the conversion of the Notes and the exercise of the Notes that were approved by the Consenting Stockholders pursuant to the Authorizations will dilute the ownership and voting rights of stockholders and, depending upon the price at which the shares are issued, could have a negative effect on the trading price of the Company’s Common Stock.

Reasons for the Authorizations

The foregoing resolutions approved by the Consenting Stockholders were required because under the terms of the Notes and Warrants, the Company may have to issue more than 5,757,255 shares of Common Stock (i.e. more than 19.99% of the issued and outstanding Common Stock on the closing date under the Purchase Agreement).

Under the NASDAQ Listing Rule 5635(d), the Company may not issue shares of Common Stock (or securities convertible into or exercisable for Common Stock) in other than public offerings without stockholder approval if the aggregate number of shares of Common Stock issued would be equal to or greater than 20% of the Company’s issued and outstanding shares of Common Stock as of the date of issuance (the “Exchange Cap”) and the price per share of Common Stock issued is less than the greater of book or market value of such shares of Common Stock.

As a result of the foregoing resolutions, the Company now complies with NASDAQ Listing Rule 5635(d), as these resolutions constitute shareholder approval for the Company to issue shares of Common Stock to the holders of Notes upon conversion and Warrants upon exercise in an amount greater than 5,757,255 shares of Common Stock, (i.e. more than 19.99% of the issued and outstanding Common Stock on the closing date under the Purchase Agreement), even if the price per share of Common Stock issued in connection with the Financing Transaction is less than the greater of book or market value of such shares of Common Stock.

No Consent Required

As of June 4, 2018, 28,800,676 shares of our Common Stock were issued and outstanding. On the Voting Record Date, pursuant to the applicable provisions of the WGCA and our Articles of Incorporation and by-laws, we received a written consent approving the Authorizations from the Consenting Stockholders, who hold an aggregate of 25,000,000 shares of our Common Stock, representing approximately 86.80% of our issued and outstanding shares of Common Stock. Accordingly, the requisite shareholder approval of the Authorizations was obtained. Thus, your consent is not required and is not being solicited in connection with the approval of the Authorizations.

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Dissenters’ Rights

Pursuant to the WGCA, our stockholders are not entitled to dissenters’ rights with respect to the Authorizations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of our Common Stock as of June 4, 2018, held by (i) each person known to us to be the beneficial owner of more than five percent (5%) of our Common Stock; (ii) each director; (iii) each executive officer; and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of Common Stock subject to options and warrants currently exercisable or which may become exercisable within 60 days of June 4, 2018, are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

Name of Beneficial Owner	Shares	Options Exercisable Within 60 Days of June 12, 2018	Number of Shares Beneficially owned(1)		Percent of Shares Outstanding
Scott W. Absher	12,500,000	50,000	12,550,000	(2)	43.58%
J. Stephen Holmes	12,500,000	50,000	12,550,000	(3)	43.58%
Mark A. Absher	100,000	100,000	200,000	(4)	0.69%
Kenneth W. Weaver	50,000		50,000	(5)	0.17%
Whitney J. White	26,316		26,316	(6)	0.09%
Sean C. Higgins	26,316		26,316	(7)	0.09%
Patrice Launay		56,250	56,250	(8)	0.20%

All directors and executive officers as a group (six persons)	12,702,632	206,250	12,908,882	(9)	44.82%

Total shares outstanding			28,800,676

_____________

(1)

“Beneficial ownership” includes shares for which an individual, directly or indirectly, has or shares voting or investment power, or both, and also includes options that are exercisable within 60 days of June __, 2018. Unless otherwise indicated, all of the listed persons have sole voting and investment power over the shares listed opposite their names. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, referred to in this proxy statement as the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission, referred to in this proxy statement as the SEC, certain shares of our common stock that a beneficial owner has the right to acquire within 60 days pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such owner, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Applicable percentages are based on 28,800,676 shares of the Company’s common stock outstanding on June __, 2018, adjusted as required by rules promulgated by the SEC.

(2)

Includes 50,000 shares which Mr. Absher has the right to acquire within 60 days of June __, 2018, upon exercise of outstanding stock options, issued pursuant to the Company’s 2017 Stock Option and Stock Issuance Plan.

(3)

Includes 50,000 shares which Mr. Holmes has the right to acquire within 60 days of June __, 2018, upon exercise of outstanding stock options, issued pursuant to the Company’s 2017 Stock Option and Stock Issuance Plan. Mr. Holmes is a contractor and not an employee, officer or director of the Company.

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(4)

Includes 100,000 shares which Mr. Absher has the right to acquire within 60 days of June __, 2018, upon exercise of outstanding stock options, issued pursuant to the Company’s 2017 Stock Option and Stock Issuance Plan.

(5)	Excludes approximately $75,000 worth of shares that will be, but have not yet been, awarded to Mr. Weaver in calendar year 2018, pursuant to the terms of his Director Agreement.
(6)

Includes all shares awarded pursuant to the terms of his Director Agreement, dated September 28, 2017, with ½ of such shares vesting on the date marking six months of service and the remaining ½ of the shares vesting on the first anniversary of service under his Director Agreement.

(7)

Includes all shares awarded pursuant to the terms of his Director Agreement, dated September 28, 2017, with ½ of such shares vesting on the date marking six months of service and the remaining ½ of the shares vesting on the first anniversary of service under his Director Agreement.

(8)

Includes 56,250 shares which Mr. Launay has the right to acquire within 60 days of June __, 2018, upon exercise of outstanding stock options, issued pursuant to the Company’s 2017 Stock Option and Stock Issuance Plan.

(9)

Includes 206,250 shares which all current executive officers and directors in the aggregate have the right to acquire within 60 days of June __, 2018, upon exercise of outstanding options, and 52,632 shares not yet vested.

INTERESTS OF CERTAIN PERSONS IN THE AUTHORIZATIONS

No officer, director or beneficial owner of more than five percent (5%) of our Common Stock has any substantial interest in the matters acted upon by our Board and shareholders, other than his role as an officer, director or beneficial owner.

COSTS AND MAILING

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

WHERE YOU CAN FIND MORE INFORMATION

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and are delivering to you with the copy of this Information Statement. The information incorporated by reference is deemed to be part of this Information Statement. This Information Statement incorporates by reference the following documents:

•	Our Annual Report on Form 10-K for the year ended August 31, 2017 (filed on December 14, 2017);

•	Our Quarterly Report on Form 10-Qs for the quarter ended November 30, 2017 (filed on January 22, 2018) and for the quarter ended February 28, 2018 (filed on April 16, 2018);

•	Our Current Reports on Form 8-K filed on December 21, 2017, January 29, 2018, February 22, 2018, April 17, 2018, and June 8, 2018;

•	Our Definitive Proxy Statement on Schedule 14A filed on April 27, 2018; and

•

the descriptions of our common stock, par value $0.001 per share contained in our Registration Statements on Form 8-A, dated and filed with the SEC on November 28, 2016 and June 28, 2017, and any amendment or report filed with the SEC for the purpose of updating such descriptions.

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You may read and copy any reports, statements or other information we file at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for additional information on the operation of the SEC’s public reference facilities. The SEC maintains a website that contains reports, proxy statements and other information, including those filed by us, at http://www.sec.gov.

We will provide without charge to each person, including any beneficial owners, to whom this Information Statement is delivered, within one day of his or her written or oral request, a copy of any or all reports or documents referred to above which have been or may be incorporated by reference into this Information Statement but not delivered with this Information Statement, excluding exhibits to those reports or documents unless they are specifically incorporated by reference into those documents. You may request a copy of these documents by writing or telephoning us at the following address.

SHIFTPIXY, INC.

1 Venture, Suite 150

Irvine CA 92618

888-798-9100

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Information Statement, to us at ShiftPixy, Inc., 1 Venture, Suite 150, Irvine CA 92618, Telephone: 888-798-9100; Email: mark.absher@shiftpixy.com.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

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